UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019 (February 22, 2019)

MJ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-167824	20-8235905
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1300 South Jones Blvd., Las Vegas, NV 89146

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 702-879-4440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

From March 26, 2019 through April 16, 2019, MJ Holdings, Inc. (the “Company”) offered and sold, in a series of separate transactions detailed immediately below to otherwise unaffiliated, accredited investors, an aggregate of 11,130,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), at a price per share of $0.50, for an aggregate offering price of approximately $5,565,000. On March 26, 2019 the Company offered and sold 700,000 shares of its Common Stock for an aggregate offering price of approximately $350,000. On April 5, 2019, the Company, offered and sold 110,000 shares of its Common Stock for an aggregate offering price of approximately $55,000. On April 8, 2019, the Company offered and sold 10,000,000 shares of its Common Stock for an aggregate offering price of approximately $5,000,000. On April 12, 2019, the Company, offered and sold 200,000 shares of its Common Stock for an aggregate offering price of approximately $100,000. On April 16, 2019, the Company, offered and sold 120,000 shares of its Common Stock for an aggregate offering price of approximately $60,000.

The Company issued the above-referenced shares of our Common Stock pursuant to the exemptions for registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D, promulgated under the Securities Act (in that the shares of our Common Stock were issued by us in a transaction not involving any public offering).

The aforementioned sales should be compared to the number of shares of Company common stock, the per-share repurchase price, and the aggregate repurchase price thereof, all as disclosed in Item 8.01 of this Current Report.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On December 15, 2017 in connection with the reverse merger between the Company and Red Earth, LLC (“Red Earth”) the Company had issued 26,366,484 shares of its common stock to Red Dot Development, LLC (“Red Dot”) in exchange for Red Dot’s ownership interest in Red Earth and other services to be performed by Red Dot on behalf of the Company. On February 22, 2019, the Company repurchased 20,000,000 shares of its common stock from Red Dot for total consideration of $20,000. The 20,000,000 shares of common stock were returned to the Company’s treasury for cancellation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2019	MJ HOLDINGS, INC.

	By:	/s/ Paris Balaouras
Paris Balaouras
Chief Executive Officer

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